                       2000A AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------

     THIS 2000A AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), is made and entered into as of the 9th day of November, 2000, by and among (i) BANK ONE, KENTUCKY, NA, a national banking association with an office and place of business in Louisville, Kentucky ("the Agent Bank") (Bank One, Kentucky, NA may also be referred to as a "Bank"); (ii) the BANKS identified on Schedule 1.1
                                                               ------------
hereto (each a "Bank" and collectively, the "Banks"); (iii) SYPRIS SOLUTIONS, INC., a Delaware corporation with its principal office and place of business and registered office in Louisville, Jefferson County, Kentucky (the "Borrower") and
(iv) the GUARANTORS identified on Schedule 1.2 hereto (each a "Guarantor" and
                                  ------------
collectively, the "Guarantors").

                   P R E L I M I N A R Y   S T A T E M E N T:
                   ---------------------   -----------------

     A. Certain of the Guarantors and their Affiliate entered into a Loan Agreement dated as of March 21, 1997 with the Agent Bank (the "Original Loan Agreement"), whereby the Agent Bank has extended in favor of the Guarantors a revolving line of credit in the amount of $20,000,000, a term loan in the amount of $10,000,000 and a swing line of credit subfacility in the amount of $5,000,000.

     B. The predecessors to the Borrower and certain of the Guarantors entered into a 1997A Amended and Restated Loan Agreement dated as of November 1, 1997 with the Agent Bank (the "1997A Loan Agreement"), whereby the Agent Bank increased the revolving line of credit to $30,000,000 and the term loan to $15,000,000 and provided the swing line of credit subfacility in the amount of $5,000,000. The 1997A Loan Agreement was subsequently amended by, among other amendments, the 1998B Amendment to Loan Documents.

     C. The Borrower, the Guarantors, the Agent Banks and the Banks entered into the 1999 Amended and Restated Loan Agreement dated as of October 27, 1999 (the "Loan Agreement"), which amended, restated and replaced the Original Loan Agreement and the 1997A Loan Agreement, as amended. The Loan Agreement provides for (i) a revolving line of credit in the amount of $100,000,000, (ii) a swing line subfacility of $5,000,000 and (iii) a letter of credit subfacility of $15,000,000.

     D. The Borrower and the Guarantors wish to amend the Loan Agreement, the Negative Pledge Agreement and other Loan Documents to (i) change certain financial covenants and (ii) make certain other changes set forth herein. Terms not defined herein shall have the meanings set forth in the Loan Agreement.

     E. The Banks are agreeable to the foregoing changes, on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.    AMENDMENTS TO LOAN AGREEMENT.
           ----------------------------

           A. The following definition in the Definitions section of the Loan Agreement is amended and restated:

     1.74 "Pricing Level" means, for any Pricing Period, Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV, Pricing Level V, Pricing Level VI or Pricing Level VII, as may be in effect for such Pricing Period; provided that, the Default Rate shall be in effect upon the
             --------
     occurrence and during the continuation of any Event of Default.

           B. The following definitions are added to the Definitions section of the Loan Agreement:

     1.107 "Applicable Base Rate Margin" means the applicable per annum percentage set forth in the table appearing in Section 2.2A hereof, with respect to Base Rate Loans.

         1.108 "Operating Lease Obligations" means the present value of all minimum lease payments with respect to operating leases for factory equipment entered into by Borrower since September 15, 2000. The discount factor to be used in calculating the present value set forth in the preceding sentence is the interest rate in effect with respect to the Revolving Credit Facility at the inception of any such leases. The term "Operating Lease Obligations" excludes obligations with respect to (i) capital leases which are properly classified as a liability on a balance sheet in conformity with GAAP and (ii) that portion of obligations with respect to Synthetic Leases which is not classified as a liability on a balance sheet in conformity with GAAP (which obligations are encompassed within the definition of "Funded Debt" and "Adjusted Funded Debt").

         1.109 "Pricing Level VI" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrower's Adjusted Funded Debt as measured on such Date of Determination, to the Borrower's EBITDA as measured on such Date of Determination, is equal to or greater than
         3.01 to 1.00 but is less than or equal to 3.25 to 1.00.

         1.110 "Pricing Level VII" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrower's Adjusted Funded Debt as measured on such Date of Determination, to the Borrower's EBITDA as measured on such Date of Determination, is equal to or greater than
         3.26 to 1.00 but is less than or equal to 3.50 to 1.00.

                C.  Section 2.2A Rates of Interest. The first paragraph of
Section 2.2A is hereby amended to replace the words "Base Rate" with "Base Rate plus the Applicable Base Rate Margin" wherever those words appear. The phrase set forth in (i) of the second paragraph of Section 2.2A is amended and restated as follows: "(i) if a Base Rate Loan, at a rate equal to the sum of the Base Rate plus the Applicable Base Rate Margin" and the following table is substituted for the existing table in Section 2.2A(ii):

--------------------------   ------------------------------   ---------------------   --------------------
                                       Adjusted Funded             Applicable              Applicable
        Pricing Level                  Debt to EBITDA            LIBOR Margin          Base Rate Margin
        -------------                  --------------            ------------          ----------------
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level I             * 0.00, but ** 1.24                    1.00%                    0.00%
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level II            * 1.25, but ** 1.74                    1.25                     0.00
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level III           * 1.75, but ** 2.24                    1.50                     0.00
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level IV            * 2.25, but ** 2.50                    1.75                     0.00
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level V             * 2.51, but ** 3.00                    2.00                     0.00
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level VI            * 3.01, but ** 3.25                    2.50                     0.25
--------------------------   ------------------------------   ---------------------   --------------------
     Pricing Level VII           * 3.26, but ** 3.50                    2.75                     0.50
--------------------------   ------------------------------   ---------------------   --------------------

                D. Section 2.3A Commitment Fees. The following table is substituted for the existing table in Section 2.3A(i):

-----------------------------  ----------------------------  --------------------------------
                                          Adjusted Funded                  Applicable
          Pricing Level                   Debt to EBITDA         Commitment Fee Percentage
          -------------                   --------------         -------------------------
-----------------------------  ----------------------------  --------------------------------
     Pricing Level I                * 0.00, but ** 1.24                               .20%
-----------------------------  ----------------------------  --------------------------------
     Pricing Level II               * 1.25, but ** 1.74                               .20
-----------------------------  ----------------------------  --------------------------------
     Pricing Level III              * 1.75, but ** 2.24                               .25
-----------------------------  ----------------------------  --------------------------------
     Pricing Level IV               * 2.25, but ** 2.50                               .25
-----------------------------  ----------------------------  --------------------------------
     Pricing Level V                * 2.51, but ** 3.00                               .25
-----------------------------  ----------------------------  --------------------------------
     Pricing Level VI               * 3.01, but ** 3.25                               .30
-----------------------------  ----------------------------  --------------------------------
     Pricing Level VII              * 3.26, but ** 3.50                               .30
-----------------------------  ----------------------------  --------------------------------

*  Greater than or equal to.
** Less than or equal to.

               E.    Section 2.7 Letters of Credit. The following table is
                                 -----------------
substituted for the existing table in Section 2.7F(i):

--------------------------------------------------------------------------------------------------
                                          Adjusted Funded               Applicable
          Pricing Level                    Debt to EBITDA            Letter of Credit Percentage
          -------------                    --------------            ---------------------------
--------------------------------------------------------------------------------------------------
     Pricing Level I                * 0.00, but ** 1.24                                 1.00%
--------------------------------------------------------------------------------------------------
     Pricing Level II               * 1.25, but ** 1.74                                  1.25
--------------------------------------------------------------------------------------------------
     Pricing Level III              * 1.75, but ** 2.24                                  1.50
--------------------------------------------------------------------------------------------------
     Pricing Level IV               * 2.25, but ** 2.50                                  1.75
--------------------------------------------------------------------------------------------------
     Pricing Level V                * 2.51, but ** 3.00                                  2.00
--------------------------------------------------------------------------------------------------
     Pricing Level VI               * 3.01, but ** 3.25                                  2.50
--------------------------------------------------------------------------------------------------
     Pricing Level VII              * 3.26, but ** 3.50                                  2.75
--------------------------------------------------------------------------------------------------

     Additionally, the references to the "Base Rate" in Section 2.7F(ii) and in the last paragraph of Section 2.7J are hereby changed to "Base Rate plus the Applicable Base Rate Margin."

               F.    Section 7.1 Mergers, Acquisitions and Other Extraordinary
                                 ---------------------------------------------
Events. Section 7.1 is hereby amended and restated as follows:
------

               7.1   Mergers, Acquisitions and Other Extraordinary Events.
                     ----------------------------------------------------
     Without the prior written consent of the Agent Bank, which shall not be unreasonably withheld or delayed, the Borrower and the Guarantors shall not:

               A. Be a party to any consolidation, reorganization (including without limitation those types referred to in Section 368 of the United States Internal Revenue Code of 1986, as amended), recapitalization, "stock-swap" or merger; or

               B. Sell or otherwise transfer any material part (10% or more) of their assets; or

               C. Allow a Change in Control to occur with respect to the Borrower; or

               D. Liquidate or dissolve or take any action with a view toward liquidation or dissolution; or

               E. Purchase all or a substantial part of the capital stock or assets of any corporation or other business enterprise if (i) such purchase involves consideration, including assumption of Funded Debt, in excess of Ten Million Dollars ($10,000,000) for any single transaction or (ii) such purchase, when combined with other such transactions occurring in the same Fiscal Year, involves consideration, including assumption of liabilities, in excess of Twenty Million Dollars ($20,000,000) in the aggregate; provided, however, that the Borrower shall be required to obtain the prior
     --------  -------
     written consent of the Majority Banks for any single purchase in excess of Two Million Dollars ($2,000,000) and any purchases occurring in a Fiscal Year in excess of Five Million Dollars (5,000,000) in the aggregate until such time as (i) the Borrower's Net Worth is greater than $70,000,000, (ii) the Fixed Charge Coverage ratio calculated pursuant to Section 7.6 hereof is greater than 2.25 to 1.00 and (iii) the ratio of Adjusted Funded Debt to EBITDA calculated pursuant to Section 7.7 hereof is equal to or less than
     3.00 to 1.00.

     An acquisition that can be accomplished without violating Section 7.1E or that has been consented to in writing by the Majority Banks as defined in
     Section 15.10 pursuant to this Section 7.1 shall be known as a "Permitted Acquisition."

               G.    Section 7.4 Mortgages, Liens, Encumbrances, Security
                                 ----------------------------------------
Interests, Assignments, etc. Section 7.4 is hereby amended and restated as
---------------------------
follows:

*  Greater than or equal to.
** Less than or equal to.

               7.4   Mortgages, Liens, Encumbrances, Security Interests,
                     ---------------------------------------------------
     Assignments, etc. The Borrower and the Guarantors will not, without the
     ----------------
     prior written consent of the Agent Bank, directly or indirectly create, incur, assume or permit to continue in existence any mortgage, lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or conditional sale or other title retention agreement (including any lease which would constitute Funded Debt or which would constitute Operating Lease Obligations), or assignment of, with respect to, any property or asset now owned or hereafter acquired by the Borrower and the Guarantors; provided, however, that the restrictions in this Section 7.4 shall not prohibit:

                     A. Liens on assets as of the Closing Date and which have been disclosed to Agent Bank in Schedule 7.4 hereto or secure a debt in an
                                     ------------
     amount less than $100,000;

                     B. Liens on assets acquired by the Borrower or any Guarantor in a Permitted Acquisition (as defined in Section 7.1 hereof);

                     C. Entering into leases of equipment (other than leases of equipment permitted under 7.4A and 7.4B), so long as the aggregate present value (calculated using a discount factor equal to the one described in Section 1.107 hereof) of minimum lease payments with respect to such leases does not exceed $23,000,000; provided, however, that the Borrower and the Guarantors may enter into leases with an aggregate present value (calculated using a discount factor equal to the one described in Section 1.107 hereof) of minimum lease payments in excess of $23,000,000 if
     (i) the Borrower's Net Worth is greater than $70,000,000, (ii) the Fixed Charge Coverage ratio calculated pursuant to Section 7.6 hereof is greater than 2.25 to 1.00 and (iii) (a) the ratio of Adjusted Funded Debt plus Operating Lease Obligations to EBITDA calculated pursuant to Section 7.7 hereof is equal to or less than 3.00 to 1.00 and (b) the incurring of such additional leasing obligations will not cause the ratio of Adjusted Funded Debt plus Operating Lease Obligations to EBITDA to exceed 3.00 to 1.00;

                     D. Liens for taxes, assessments or governmental charges not yet due and payable or the payment of which is not at the time required for the reasons set forth by the proviso to the first sentence of Section 6.2A; and

                     E. Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

                     H.  Section 7.6 Fixed Charge Coverage Ratio. Section 7.6 is
                                     ---------------------------
hereby amended and restated as follows:

     7.6  Fixed Charge Coverage Ratio.  The Borrower shall not permit the Fixed
          ---------------------------
     Charge Coverage Ratio for any period of four consecutive Fiscal Quarters, to fall below the following applicable ratio calculated as of the end of the applicable Fiscal Quarter set forth below:

              Fiscal Quarter Ending               Applicable Minimum Ratio
              ---------------------               ------------------------

              12/31/00, 3/31/01 and 6/30/01              1.35 to 1.00
              9/30/01 and 12/31/01                       1.50 to 1.00
              3/31/02 and 6/30/02                        2.00 to 1.00
              9/30/02, 12/31/02, 3/31/03
              6/30/03, 9/30/03 and 12/31/03              2.25 to 1.00
              3/31/04 and thereafter                     2.50 to 1.00

          I.   Section 7.7 Ratio of Adjusted Funded Debt to EBITDA. Section 7.7
                           ---------------------------------------
is hereby amended and restated as follows:

          7.7  Ratio of Adjusted Funded Debt to EBITDA. The Borrower shall not
               ---------------------------------------
permit the ratio of Adjusted Funded Debt to EBITDA for any period of four consecutive Fiscal Quarters, to exceed the following applicable ratio calculated as of the end of the applicable Fiscal Quarter set forth below:

               Fiscal Quarter Ending         Applicable Maximum Ratio
               ---------------------         ------------------------

               12/31/00, 3/31/01, 6/30/01
               and 9/30/01                           3.50 to 1.00
               12/31/01 and thereafter               3.00 to 1.00

          J.   Compliance Certificate. The Compliance Certificate, attached to
               ----------------------
the Loan Agreement as Exhibit G, is replaced in its entirety by Exhibit G hereto.

          K.   Ratification.  Except as specifically amended by the provisions
               ------------
hereinabove, the Loan Agreement remains in full, force and effect. The Borrower and Guarantors hereby reaffirm and ratify all of their obligations under the Loan Agreement, as amended and modified hereby.

     2.   AMENDMENT OF NEGATIVE PLEDGE AGREEMENT. The Negative Pledge Agreement
          --------------------------------------
is hereby amended as follows:

          A. Section 3. Section 3 is amended and restated in its entirety as follows:

     3.   Exceptions to Negative Pledge. The Borrower and Guarantors may have or
          -----------------------------
allow to exist the following without violating the negative pledge of Collateral set forth in Section 2 hereof:

          A. Liens on assets as of the Closing Date and which have been disclosed to Agent Bank in Schedule 7.4 to the Loan Agreement or
                                     ------------
          secure a debt in an amount less than $100,000;

          B. Liens on assets acquired by the Borrower or any Guarantor in a Permitted Acquisition (as defined in Section 7.1 of the Loan Agreement);

          C. Leases of equipment (other than leases of equipment permitted under 7.4A and 7.4B of the Loan Agreement) so long as the aggregate present value (calculated using a discount factor equal to the one described in Section 1.107 of the Loan Agreement) of minimum lease payments under such leases does not exceed $23,000,000; provided, however, that the Borrower and the Guarantors may enter into leases with an aggregate present value (calculated using a discount factor equal to the one described in Section 1.107 of the Loan Agreement) of minimum lease payments in excess of $23,000,000 if (i) the Borrower's Net Worth is greater than $70,000,000, (ii) the Fixed Charge Coverage ratio calculated pursuant to Section 7.6 of the Loan Agreement is greater than 2.25 to 1.00 and (iii) (a) the ratio of Adjusted Funded Debt plus Operating Lease Obligations to EBITDA calculated pursuant to
          Section 7.7 of the Loan Agreement is equal to or less than 3.00 to
          1.00 and (b) the incurring of such additional leasing obligations will not cause the ratio of Adjusted Funded Debt plus Operating Lease Obligations to EBITDA to exceed 3.00 to 1.00.

          D. Liens for taxes, assessments or governmental charges not yet due and payable or the payment of which is not at the time required for the reasons set forth by the proviso to the first sentence of Section 6.2A of the Loan Agreement; and

          E. Liens or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

          B.  Ratification.  Except as specifically amended by the provisions
              ------------
hereinabove, the Negative Pledge Agreement remains in full force and effect. The Borrower and Guarantors hereby reaffirm and ratify all of their obligations under the Negative Pledge Agreement, as amended and modified hereby.

     3.   OTHER LOAN DOCUMENTS. Except as specifically amended by the provisions
          --------------------
hereinabove, the Loan Documents remain in full force and effect. The Borrower and Guarantors reaffirm and ratify their respective obligations, as applicable, to Agent Bank and the Banks under all of the Loan Documents, as amended and modified hereby, including, but not limited to, the Loan Agreement, the Revolving Credit Notes, the Negative Pledge Agreement, the Guaranty Agreements, any Interest Rate Agreement and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement.

     4.   CONDITIONS PRECEDENT.  The Banks' obligations under this Amendment are
          --------------------
expressly conditioned upon, and subject to the following:

          A. The execution and delivery by the Borrower and the Guarantors of this Amendment;

          B. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of Borrower certifying resolutions of the Borrower's board of directors to the effect that execution, delivery and performance of this Amendment has been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith;

          C. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each Guarantor certifying resolutions of such Guarantor's board of directors to the effect that execution, delivery and performance of this Amendment has been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith;

          D. The representations and warranties of the Borrower and the Guarantors in this Amendment shall be true and accurate in all respects.

          E. Delivery of an opinion of counsel to Borrower and the Guarantors, satisfactory to the Agent Bank.

     5.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWER. To induce
          ----------------------------------------------------------
the Agent Bank and the Banks to enter into this Amendment, the Borrower represents and warrants to Agent Bank and the Banks as follows:

          A. The Borrower has full power, authority, and capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

          B. No uncured Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

          C. The person executing this Amendment on behalf of the Borrower is duly authorized to do so.

          D. The representations and warranties made by the Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

          E. Except as previously disclosed to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Borrower, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrower or the ability of the Borrower to fulfill its obligations under the Loan Documents.

     6.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTORS. To
          ------------------------------------------------------------
induce the Agent Bank and the Banks to enter into this Amendment, the Guarantors represent and warrant to the Agent Bank and the Banks as follows:

          A. Each Guarantor has full power, authority, and capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable against it in accordance with its terms.

          B. The person executing this Amendment on behalf of each Guarantor is duly authorized to do so.

          C. The representations and warranties made by each Guarantor in any of the Loan Documents are hereby remade and restated as of the date hereof.

          D. Except as previously disclosed to the Agent Bank there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of any Guarantor or the ability of any Guarantor to fulfill its obligations under the Guaranty Agreement.

     7.   MISCELLANEOUS.
          -------------

          A.  Amendment Fees. The Borrower shall pay to the Agent Bank for the
              --------------
benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares on the date hereof, an amendment fee equal to one eighth of one percent (0.125%) of the Revolving Loan Commitments.

          B.  Fixed Charge Coverage Ratio Fee. The Borrower shall pay to the
              -------------------------------
Agent Bank, at the time the applicable Compliance Certificate is delivered to the Agent Bank, for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares on the date hereof, a fee equal to one sixteenth of one percent (0.0625%) of the Revolving Loan Commitments, if and to the extent that the Fixed Charge Coverage Ratio is less than 2.25 to 1.00 on December 31, 2001.

          C.  Illegality.  In case any one or more of the provisions contained
              ----------
in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          D.  Changes in Writing. No modification, amendment or waiver of any
              ------------------
provision of this Amendment nor consent to any departure by the Borrower or any of the Guarantors therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          E.  Successors and Assigns. This Amendment will be binding upon and
              ----------------------
inure to the benefit of the Borrower, the Guarantors, the Agent Bank and the Banks and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Guarantors may
         --------  -------
assign this Amendment in whole or in part without the prior written consent of the Agent Bank, and the Agent Bank and the Banks at any time may assign this Amendment in whole or in part, as provided in Section 11 of the Loan Agreement.

          F.  Counterparts. This Amendment may be signed in any number of
              ------------
counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each Guarantor has caused this Amendment to be duly executed as of the day and year first above written.

                                     BANK ONE, KENTUCKY, NA, as Agent
                                     Bank ("the Agent Bank")

                                     /s/ Todd D. Munson
                                     _________________________________________
                                     By: Todd D. Munson, Senior Vice President



                                     BANK ONE, KENTUCKY, NA
                                     as a Bank

                                     /s/ Todd D. Munson
                                     _________________________________________
                                     By: Todd D. Munson, Senior Vice President


                                     BANK OF AMERICA, N.A.
                                     as a Bank

                                     /s/ Bryan Hulker
                                     _________________________________________
                                     By: Bryan Hulker, Senior Vice President

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     as a Bank

                                     /s/ Mark Mital
                                     _________________________________________
                                     By: Mark Mital

                                     SUNTRUST BANK
                                     as a Bank

                                     /s/ Scott Corley
                                     _________________________________________
                                     By: Scott Corley, Director

                                     SYPRIS SOLUTIONS, INC. (the "Borrower")

                                     /s/ David D. Johnson
                                     _________________________________________
                                     By:  David D. Johnson, Vice President


                                     BELL TECHNOLOGIES, INC.
                                     ("Bell")(as a "Guarantor" and solely with respect to Sections 6 and 7 of the Loan Agreement)

                                     /s/ David D. Johnson
                                     _________________________________________
                                     By:  David D. Johnson, Treasurer


                                     TUBE TURNS TECHNOLOGIES, INC.
                                     ("TT")(as a "Guarantor" and solely with
                                     respect to Sections 6 and 7 of the Loan
                                     Agreement)

                                     /s/ David D. Johnson
                                     _________________________________________
                                     By: David D. Johnson, Treasurer


                                     GROUP  TECHNOLOGIES
                                     CORPORATION
                                     ("Group")(as a "Guarantor" and solely with respect to Sections 6 and 7 of the Loan Agreement)

                                     /s/ David D. Johnson
                                     _________________________________________
                                     By: David D. Johnson, Treasurer


                                     METRUM-DATATAPE, INC.
                                     ("MD")(as a "Guarantor" and solely with
                                     respect to Sections 6 and 7 of the Loan
                                     Agreement)

                                     /s/ David D. Johnson
                                     _________________________________________
                                     By: David D. Johnson, Treasurer

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